UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 19, 2007 (March 13, 2007)

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 4.01    Changes in Registrant’s Certifying Accountant

(a)    Previous Independent Registered Public Accounting Firm

On March 13, 2007 the Audit Committee of the Board of Directors of Theragenics Corporation (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

Grant Thornton’s reports on the Company’s consolidated financial statements for the years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles, except that Grant Thornton’s report for the year ended December 31, 2006 contained an explanatory paragraph relating to the adoption of Statement of Financial Accounting Standards No. 123R, Share-Based Payment, effective January 1, 2006.

Grant Thornton’s reports on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles, except with respect to the following:

•
Galt Medical Corp. (“Galt”), acquired by the Company in August 2006, was excluded from the scope of Grant Thornton’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2006.

•
CP Medical Corp. (“CP Medical”), acquired by the Company in May 2005, was excluded from the scope of Grant Thornton’s report on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2005.

Galt and CP Medical were also excluded from the scope of management’s assessment of internal control over financial reporting as of December 31, 2006 and 2005, respectively, as permitted by guidance provided by the staff of the U.S. Securities and Exchange Commission

During the Company’s fiscal years ended December 31, 2006 and 2005, and through the date hereof, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference thereto in their reports for such years.

There were no “reportable events” as that term is used in Item 304(a)(1)(v) of Regulation S-K during the years ended December 31, 2006 and 2005, and through the date hereof, except as follows. In Item 9A of the Company’s Form 10-K for the year ended December 31, 2005 management did identify a material weakness in internal control over financial reporting. This material weakness specifically related to inventory accounting at CP Medical , which the Company acquired on May 6, 2005. As permitted by guidance provided by the staff of the U.S. Securities and Exchange Commission, the scope of management’s assessment of internal control over financial reporting and Grant Thornton’s report thereon as of December 31, 2005 excluded CP Medical. As reported in the Company’s Form 10-K for the year ended December 31, 2006, management has concluded that the previously identified material weakness relating to inventory accounting at CP Medical had been fully remediated as of December 31, 2006 and that the Company’s internal control over financial reporting was effective as of such date.

The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 19, 2007, is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On March 13, 2007, the Audit Committee of the Board of Directors appointed Dixon Hughes PLLC (“Dixon Hughes”) to serve as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2006 and 2005, and through the date hereof, neither the Company nor anyone on its behalf has consulted with Dixon Hughes regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Document

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION (Registrant)

Date: March 19, 2007	By:	/s/ M. Christine Jacobs
M. Christine Jacobs Chief Executive Officer

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